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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 4, 2001



                        CINEMASTAR LUXURY THEATERS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  0-25252                 33-0451054
----------------------------   -----------------       -------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
      of incorporation)          File Number)          Identification No.)


           7220 AVENIDA ENCINAS SUITE 203, CARLSBAD, CALIFORNIA 92009
           ----------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

        Registrant's telephone number, including area code (760) 929-2525
                                                           --------------


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

(a) On January 4, 2001, CinemaStar Luxury Theatres, Inc. (the "Registrant") filed a voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of California. The Registrant has determined that reorganization under Chapter 11 of the U.S. Bankruptcy Code is the most efficient means for the Registrant to restructure or terminate uneconomic theater leases. The Registrant plans to continue operations at a majority of its theaters during the reorganization process.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits.

         99.1 Press release dated January 5, 2001 regarding the filing for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CINEMASTAR LUXURY THEATERS, INC.


Dated:  January 18, 2001          By: /s/ DONALD H. HARNOIS, JR.
                                      -----------------------------------------
                                      Donald H. Harnois, Jr.
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

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        Exhibit #                                       Item
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
         99.1                             Press Release dated January 5, 2001

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